                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest report)          04-Aug-97
ClassNotes Trust 1997-I and the originators listed below under Sale and Servicing Agreement, dated as of February 28, 1997 providing for the issuance of ClassNotes Trust 1997-1, Asset Backed Series 1997-1

                         Trans-World Insurance Company
                         -----------------------------
                                ClassNotes Inc.
================================================================================
            (Exact name of registrant as specified in its charter)

New Jersey
----------
Arizona                            333-18877-01                 Applied For
-------                            ------------                 -----------

State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)                   ID Number)

2840 Morris Avenue, Union, New Jersey 07083
--------------------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,                                      908-686-2000
including area code:                                            ----------------


                                      n/a
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

        Item 5  Other Events
                ------------

Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-1, Class A-2 and Class A-3 Noteholders with respect to the following Distribution
Dates:

A-1...............................................................     04-Aug-97
                                                                       11-Aug-97
                                                                       18-Aug-97
                                                                       25-Aug-97

A-2...............................................................     13-Aug-97

A-3...............................................................     20-Aug-97

        Item 7 Financial Statements and Exhibits
               ---------------------------------

The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                Trans-World Insurance Co.


                                                By:  /s/ Harry Puglisi
                                                     ---------------------------
                                                     Name:  Harry Puglisi
                                                     Title: Treasurer

Dated: Aug 31, 1997

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

================================================================================
                            CLASSNOTES TRUST 1997-I
             Noteholder's Statement Pursuant to Section 5.7 (a) of
                        the Sale & Servicing Agreement
    CLASS A-1               Determination Date                   07/29/97
Cusip# 182743-AG9           Distribution Date                    08/04/97
                            Record Date                          07/31/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                       1,050,000.00
              Per $50,000 original principal amount
               of the Notes                                           602.064220

(ii) Amount of Interest being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                          95,798.89
              Per $50,000 original principal amount
               of the Notes                                            54.930556

(iii) (A) Amount of Noteholders' Auction Rate
          Interest Carryover being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                               0.00
              Per $50,000 original principal amount
               of the Notes                                             0.000000

      (B) Remaining Amount of Noteholders' Auction
          Rate Interest Carryover to be paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                               0.00
              Per $50,000 original principal amount
               of the Notes                                             0.000000

(iv)  Pool Balance at end of preceding Collection Period          277,844,768.01

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

              CLASS A-1 NOTES                                      86,150,000.00

(vi)  Applicable Interest Rate:
            (a) In general:
                1. Auction Rate for the prior Interest Period:

                           CLASS A-1 NOTES
                              PERIOD 1                                 5.700000%

                                  PERIOD 2                             5.650000%
                                  PERIOD 3                             5.650000%
                                CURRENT RATE   (Based on Auction)      5.650000%

                  2. NET LOAN RATE
                                  PERIOD 1                             6.820000%
                                  PERIOD 2                             6.742500%
                                  PERIOD 3                             6.594000%

             (b) Amount of Interest that would have been paid
                 on such Note Distribution Date if Interest was
                 calculated instead based on the Net Loan Rate        111,804.93

(vii)  (a) Service Fee for related Collection Period (Pro Rata)        31,052.36
           Per $50,000 original principal amount of the Notes          17.805252

       (b) Service Fee Carryover for related Collection Period
           1. Distributed                                                   0.00
           Per $50,000 original principal amount of the Notes           0.000000

           2. Remaining Balance                                             0.00
           Per $50,000 original principal amount of the Notes           0.000000

(viii) Amount of Fees for related Collection Period:

           1. Administration Fee (Pro Rata)                             1,115.00
           Per $50,000 original principal amount of the Notes           0.639335

           2. Auction Agent Fee (Pro Rata)                              4,639.64
           Per $50,000 original principal amount of the Notes           2.660343

           3. Indenture Trustee Fee (Pro Rata)                              0.00
           Per $50,000 original principal amount of the Notes           0.000000

           4. Eligible Lender Trustee Fee (Pro Rata)                    1,259.03
           Per $50,000 original principal amount of the Notes           0.721923

           5. Surety Provider Fee (Pro Rata)                            6,406.67
           Per $50,000 original principal amount of the Notes           3.673547

(ix)  Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
      Surety Bond                                                           0.00

(x)   Aggregate amount of Realized losses for the related Collection
      period                                                                0.00

(xi)  Aggregate amount received with respect to Financed Student
      Loans for which Realized Losses were allocated previously             0.00

(xii) (a) Amount of the distribution attributable to amounts
          in the Reserve Account                                            0.00

      (b) Amount of any other withdrawals from the Reserve
          Account for such Distribution Date                                0.00

      (c) Amount in the Reserve Account                                     0.00

(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                          0.00

(xiv)   (a) Portion (if any) of the distribution attributable to
        amounts on deposit in the Pre-Funding Account                       0.00

        (b) Amount in the Pre-Funding Account                         405,371.73

(xv)    Aggregate amount (if any) paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during the
        preceding collection period                                         0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

            (a) CLASS A-1 NOTES                                             0.00
            (b) CLASS A-1 NOTES (Only if Class ____ Notes
                have been paid in full)                                     0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period.                             0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60 days 1,053,677.80 Delinquent

        (b) Number of Financed Student Loans that are 61 to 90 days   482,916.00
            Delinquent

        (c) Number of Financed Student Loans that are 91 to 180 days 529,482.13 Delinquent

        (d) Number of Financed Student Loans that are more than 181    10,128.31
            days Delinquent

        (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                           10,875.00

(xix) Parity Percentage          Numerator   295,738,294.84
                                             --------------
      as of     06/30/97       Denominator   295,689,290.97              100.02%

(xx)  Excess of amounts deposited into the Collection
      Account with respect to the sale by the Trust of
      Serial Loans over the aggregate Purchase amount
      of such loans (such excess to be distributed to
      Student Holdings)                                                 2,665.11

(xxi) Amount of Additional Principal Payments, if any, made on
      such Distribution Date                                                0.00

The Money Store, Inc.

By:          /s/ Harry Puglisi
    --------------------------------------
               Harry Puglisi
                 Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

================================================================================
                            CLASSNOTES TRUST 1997-I
              Noteholders' Statement Pursuant to Section 5.7 (a)
                       of the Sale & Servicing Agreement
     CLASS A-1               Determination Date                  08/05/97
Cusip # 182743-AG9           Distribution Date                   08/11/97
                             Record Date                         08/07/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                               0.00
              Per $50,000 original principal amount of the Notes        0.000000

(ii) Amount of Interest being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                          94,645.35
              Per $50,000 original principal amount of the Notes       54.930556

(iii) (A) Amount of Noteholders' Auction Rate
          Interest Carryover being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                               0.00
              Per $50,000 original principal amount of the Notes        0.000000

      (B) Remaining Amount of Noteholders' Auction
          Rate Interest Carryover to be paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                               0.00
              Per $50,000 original principal amount of the Notes        0.000000

(iv)  Pool Balance at end of preceding Collection Period          277,844,768.01

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

              CLASS A-1 NOTES                                      86,150,000.00

(vi)  Applicable Interest Rate:
          (a) In general:
              1. Auction Rate for the prior Interest Period:

                                CLASS A-1 NOTES
                                   PERIOD 1                            5.650000%
                                   PERIOD 2                            5.650000%
                                   PERIOD 3                            5.650000%
                                 CURRENT RATE (Based on Auction)       5.650000%

               2. NET LOAN RATE
                                   PERIOD 1                            6.742500%
                                   PERIOD 2                            6.594000%
                                   PERIOD 3                            6.700000%

           (b) Amount of Interest that would have been paid
               on such Note Distribution Date if Interest was
               calculated instead based on the Net Loan Rate          112,234.31

(vii)  (a) Service Fee for related Collection Period (Pro Rata)        31,052.36
           Per $50,000 original principal amount of the Notes          18.022263

       (b) Service Fee Carryover for related Collection Period
           1. Distributed                                                   0.00
           Per $50,000 original principal amount of the Notes           0.000000

           2. Remaining Balance                                             0.00
           Per $50,000 original principal amount of the Notes           0.000000

(viii) Amount of Fees for related Collection Period:

           1. Administration Fee (Pro Rata)                             1,115.00
           Per $50,000 original principal amount of the Notes           0.647127

           2. Auction Agent Fee (Pro Rata)                              4,639.64
           Per $50,000 original principal amount of the Notes           2.692768

           3. Indenture Trustee Fee (Pro Rata)                              0.00
           Per $50,000 original principal amount of the Notes           0.000000

           4. Eligible Lender Trustee Fee (Pro Rata)                    1,259.03
           Per $50,000 original principal amount of the Notes           0.730722

           5. Surety Provider Fee (Pro Rata)                            6,406.67
           Per $50,000 original principal amount of the Notes           3.718321

(ix)   Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
       Surety Bond                                                          0.00

(x)    Aggregate amount of Realized losses for the related Collection
       period                                                               0.00

(xi)   Aggregate amount received with respect to Financed Student
       Loans for which Realized Losses were allocated previously            0.00

(xii)  (a) Amount of the distribution attributable to amounts
           in the Reserve Account                                           0.00

       (b) Amount of any other withdrawals from the Reserve
           Account for such Distribution Date                               0.00

       (c) Amount in the Reserve Account                                    0.00

(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                          0.00

(xiv)   (a) Portion (if any) of the distribution attributable to
        amounts on deposit in the Pre-Funding Account                       0.00

        (b) Amount in the Pre-Funding Account                         405,371.73

(xv)    Aggregate amount (if any) paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during the
        preceding collection period                                         0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

             (a) CLASS A-1 NOTES                                            0.00
             (b) CLASS A-1 NOTES (Only if Class ___ Notes
                 have been paid in full)                                    0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period.                             0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60 days 1,053,677.80 Delinquent

        (b) Number of Financed Student Loans that are 61 to 90 days   482,916.00
            Delinquent

        (c) Number of Financed Student Loans that are 91 to 180 days 529,482.13 Delinquent

        (d) Number of Financed Student Loans that are more than 181    10,128.31
            days Delinquent

        (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                           10,875.00

(xix)   Parity Percentage         Numerator  295,738,294.84
                                             --------------
        as 06/30/97             Denominator  295,689,290.97              100.02%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                               2,665.11

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                              0.00


The Money Store


By:       /s/ Harry Puglisi
    -------------------------------------
              Harry Puglisi
                Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

================================================================================
                            CLASSNOTES TRUST 1997-I
              Noteholders' Statement Pursuant to Section 5.7 (a)
                       of the Sale & Servicing Agreement
     CLASS A-1                Determination Date                08/12/97
Cusip # 182743-AG9            Distribution Date                 08/18/97
                              Record Date                       08/14/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

           CLASS A-1 NOTES                                                  0.00
           Per $50,000 original principal amount of the Notes           0.000000

(ii) Amount of Interest being paid or distributed in respect of the Notes

           CLASS A-1 NOTES                                             93,472.75
           Per $50,000 original principal amount of the Notes          54.250000

(iii)  (A) Amount of Noteholders' Auction Rate
           Interest Carryover being paid or distributed in respect of the Notes

           CLASS A-1 NOTES                                                  0.00
           Per $50,000 original principal amount of the Notes           0.000000

       (B) Remaining Amount of Noteholders' Auction
           Rate Interest Carryover to be paid or distributed in respect of the Notes

           CLASS A-1 NOTES                                                  0.00
           Per $50,000 original principal amount of the Notes           0.000000

(iv)   Pool Balance at end of preceding Collection Period         277,844,768.01

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

           CLASS A-1 NOTES                                         86,150,000.00

(vi)   Applicable Interest Rate:
           (a) In general:
               1. Auction Rate for the prior Interest Period:

                                  CLASS A-1 NOTES
                                     PERIOD 1                          5.650000%
                                     PERIOD 2                          5.650000%
                                     PERIOD 3                          5.650000%
                                   CURRENT RATE   (Based on Auction)   5.580000%

               2. NET LOAN RATE
                                   PERIOD 1                            6.742500%
                                   PERIOD 2                            6.594000%
                                   PERIOD 3                            6.700000%

           (b) Amount of Interest that would have been paid
               on such Note Distribution Date if Interest was
               calculated instead based on the Net Loan Rate          112,234.31

(vii)  (a) Service Fee for related Collection Period (Pro Rata)        31,052.36
           Per $50,000 original principal amount of the Notes          18.022263

       (b) Service Fee Carryover for related Collection Period
           1. Distributed                                                   0.00
           Per $50,000 original principal amount of the Notes           0.000000

           2. Remaining Balance                                             0.00
           Per $50,000 original principal amount of the Notes           0.000000

(viii) Amount of Fees for related Collection Period:

           1. Administration Fee (Pro Rata)                             1,115.00
           Per $50,000 original principal amount of the Notes           0.647127

           2. Auction Agent Fee (Pro Rata)                              4,639.64
           Per $50,000 original principal amount of the Notes           2.692768

           3. Indenture Trustee Fee (Pro Rata)                              0.00
           Per $50,000 original principal amount of the Notes           0.000000

           4. Eligible Lender Trustee Fee (Pro Rata)                      629.52
           Per $50,000 original principal amount of the Notes           0.365361

           5. Surety Provider Fee (Pro Rata)                            6,144.89
           Per $50,000 original principal amount of the Notes           3.566389

(ix)   Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
       Surety Bond                                                          0.00

(x)    Aggregate amount of Realized losses for the related Collection
       period                                                               0.00

(xi)   Aggregate amount received with respect to Financed Student
       Loans for which Realized Losses were allocated previously            0.00

(xii)  (a) Amount of the distribution attributable to amounts
           in the Reserve Account                                           0.00

       (b) Amount of any other withdrawals from the Reserve
           Account for such Distribution Date                               0.00

       (c) Amount in the Reserve Account                                    0.00

(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                          0.00

(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                          0.00

(xiv)   (a) Portion (if any) of the distribution attributable to
            amounts on deposit in the Pre-Funding Account                   0.00

        (b) Amount in the Pre-Funding Account                         405,371.73

(xv)    Aggregate amount (if any) paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during the
        preceding collection period                                         0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

            (a) CLASS A-1 NOTES                                             0.00
            (b) CLASS A-1 NOTES (Only if Class ____ Notes
                have been paid in full)                                     0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period.                             0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60      1,053,677.80
            days Delinquent

        (b) Number of Financed Student Loans that are 61 to 90        482,916.00
            days Delinquent

        (c) Number of Financed Student Loans that are 91 to 180       529,482.13
            days Delinquent

        (d) Number of Financed Student Loans that are more than        10,128.31
            181 days Delinquent

        (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                           10,875.00

(xix)   Parity Percentage              Numerator  295,738,294.84
                                                  --------------
        as 06/30/97                  Denominator  295,689,290.67         100.02%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                               2,665.11

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                              0.00

The Money Store, Inc.

By:       /s/ Harry Puglisi
    ---------------------------------
             Harry Puglisi
               Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

================================================================================
                            CLASSNOTES TRUST 1997-I
             Noteholder's Statement Pursuant to Section 5.7 (a) of
                        the Sale & Servicing Agreement
    CLASS A-1               Determination Date                   08/19/97
Cusip# 182743-AG9           Distribution Date                    08/25/97
                            Record Date                          08/21/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                               0.00
              Per $50,000 original principal amount
               of the Notes                                             0.000000

(ii) Amount of Interest being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                          93,807.78
              Per $50,000 original principal amount
               of the Notes                                            54.444444

(iii) (A) Amount of Noteholders' Auction Rate
          Interest Carryover being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                               0.00
              Per $50,000 original principal amount
               of the Notes                                             0.000000

      (B) Remaining Amount of Noteholders' Auction
          Rate Interest Carryover to be paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                               0.00
              Per $50,000 original principal amount
               of the Notes                                             0.000000

(iv)  Pool Balance at end of preceding Collection Period          276,580,163.56

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

              CLASS A-1 NOTES                                      86,150,000.00

(vi)  Applicable Interest Rate:
            (a) In general:
                1. Auction Rate for the prior Interest Period:

                           CLASS A-1 NOTES
                              PERIOD 1                                 5.650000%
                              PERIOD 2                                 5.650000%
                              PERIOD 3                                 5.580000%
                            CURRENT RATE (Based on Auction)            5.600000%

                  2. NET LOAN RATE
                                  PERIOD 1                             6.742500%
                                  PERIOD 2                             6.594000%
                                  PERIOD 3                             6.700000%

             (b) Amount of Interest that would have been paid
                 on such Note Distribution Date if Interest was
                 calculated instead based on the Net Loan Rate        112,234.31

(vii)  (a) Service Fee for related Collection Period (Pro Rata)        30,576.91
           Per $50,000 original principal amount of the Notes          17.746320

       (b) Service Fee Carryover for related Collection Period
           1. Distributed                                                   0.00
           Per $50,000 original principal amount of the Notes           0.000000

           2. Remaining Balance                                             0.00
           Per $50,000 original principal amount of the Notes           0.000000

(viii) Amount of Fees for related Collection Period:

           1. Administration Fee (Pro Rata)                             1,090.00
           Per $50,000 original principal amount of the Notes           0.632618

           2. Auction Agent Fee (Pro Rata)                              2,591.78
           Per $50,000 original principal amount of the Notes           1.504224

           3. Indenture Trustee Fee (Pro Rata)                              0.00
           Per $50,000 original principal amount of the Notes           0.000000

           4. Eligible Lender Trustee Fee (Pro Rata)                      619.60
           Per $50,000 original principal amount of the Notes           0.359605

           5. Surety Provider Fee (Pro Rata)                            6,014.22
           Per $50,000 original principal amount of the Notes           3.490553

(ix)  Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
      Surety Bond                                                           0.00

(x)   Aggregate amount of Realized losses for the related Collection
      period                                                                0.00

(xi)  Aggregate amount received with respect to Financed Student
      Loans for which Realized Losses were allocated previously             0.00

(xii) (a) Amount of the distribution attributable to amounts
          in the Reserve Account                                            0.00

      (b) Amount of any other withdrawals from the Reserve
          Account for such Distribution Date                                0.00

      (c) Amount in the Reserve Account                                     0.00

(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                          0.00

(xiv)   (a) Portion (if any) of the distribution attributable to
        amounts on deposit in the Pre-Funding Account                       0.00

        (b) Amount in the Pre-Funding Account                         407,247.57

(xv)    Aggregate amount (if any) paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during the
        preceding collection period                                         0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

             (a) CLASS A-1 NOTES                                            0.00
             (b) CLASS A-1 NOTES (Only if Class ___ Notes
                 have been paid in full)                                    0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period.                             0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60      1,249,872.23
            days Delinquent

        (b) Number of Financed Student Loans that are 61 to 90        380,996.68
            days Delinquent

        (c) Number of Financed Student Loans that are 91 to           570,103.71
            180 days Delinquent

        (d) Number of Financed Student Loans that are more than        19,069.43
            181 days Delinquent

        (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                           19,489.21

(xix)   Parity Percentage         Numerator  293,968,722.54
                                             --------------
        as 07/31/97             Denominator  293,849,493.47              100.04%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                              24,306.05

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                              0.00


The Money Store


By:       /s/ Harry Puglisi
    -------------------------------------
              Harry Puglisi

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

================================================================================
                            CLASSNOTES TRUST 1997-I
             Noteholder's Statement Pursuant to Section 5.7 (a) of
                        the Sale & Servicing Agreement
    CLASS A-2               Determination Date                   08/07/97
Cusip # 182743-AH7          Distribution Date                    08/13/97
                            Record Date                          08/11/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

              CLASS A-2 NOTES                                               0.00
              Per $50,000 original principal amount
               of the Notes                                             0.000000

(ii) Amount of Interest being paid or distributed in respect of the Notes

              CLASS A-2 NOTES                                         408,683.33
              Per $50,000 original principal amount
               of the Notes                                           219.722222

(iii) (A) Amount of Noteholders' Auction Rate
          Interest Carryover being paid or distributed in respect of the Notes

              CLASS A-2 NOTES                                               0.00
              Per $50,000 original principal amount
               of the Notes                                             0.000000

      (B) Remaining Amount of Noteholders' Auction
          Rate Interest Carryover to be paid or distributed in respect of the Notes

              CLASS A-2 NOTES                                               0.00
              Per $50,000 original principal amount
               of the Notes                                             0.000000

(iv)  Pool Balance at end of preceding Collection Period          277,844,768.01

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

              CLASS A-2 NOTES                                      93,000,000.00

(vi)  Applicable Interest Rate:
            (a) In general:
                1. Auction Rate for the prior Interest Period:

                           CLASS A-2 NOTES
                              PERIOD 1                                 5.700000%

                                  PERIOD 2                             5.800000%
                                  PERIOD 3                             5.689000%
                                CURRENT RATE   (Based on Auction)      5.650000%

                  2. NET LOAN RATE
                                  MONTH 1                              6.742500%
                                  MONTH 2                              6.594000%
                                  MONTH 3                              6.700000%

             (b) Amount of Interest that would have been paid
                 on such Note Distribution Date if Interest was
                 calculated instead based on the Net Loan Rate        480,525.83

(vii)  (a) Service Fee for related Collection Period (Pro Rata)        32,375.22
           Per $50,000 original principal amount of the Notes          17.406032

       (b) Service Fee Carryover for related Collection Period
           1. Distributed                                                   0.00
           Per $50,000 original principal amount of the Notes           0.000000

           2. Remaining Balance                                             0.00
           Per $50,000 original principal amount of the Notes           0.000000

(viii) Amount of Fees for related Collection Period:

           1. Administration Fee (Pro Rata)                             1,162.50
           Per $50,000 original principal amount of the Notes           0.625000

           2. Auction Agent Fee (Pro Rata)                                  0.00
           Per $50,000 original principal amount of the Notes           0.000000

           3. Indenture Trustee Fee (Pro Rata)                              0.00
           Per $50,000 original principal amount of the Notes           0.000000

           4. Eligible Lender Trustee Fee (Pro Rata)                    1,312.67
           Per $50,000 original principal amount of the Notes           0.705736

           5. Surety Provider Fee (Pro Rata)                            6,144.89
           Per $50,000 original principal amount of the Notes           3.303704

(ix)  Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
      Surety Bond                                                           0.00

(x)   Aggregate amount of Realized losses for the related Collection
      Period                                                                0.00

(xi)  Aggregate amount received with respect to Financed Student
      Loans for which Realized Losses were allocated previously             0.00

(xii) (a) Amount of the distribution attributable to amounts
          in the Reserve Account                                            0.00

      (b) Amount of any other withdrawals from the Reserve
          Account for such Distribution Date                                0.00

       (c) Amount in the Reserve Account                                    0.00

(xiii) Amount of any draw required to be made under a Note Surety
       Bond (together with any other information required to make
       such draw)                                                           0.00

(xiv)   (a) Portion (if any) of the distribution attributable to
        amounts on deposit in the Pre-Funding Account                       0.00

        (b) Amount in the Pre-Funding Account                         405,371.73

(xv)    Aggregate amount (if any) paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during the
        preceding collection period                                         0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

            (a) CLASS A-1 NOTES                                             0.00
            (b) CLASS A-1 NOTES (Only if Class ____ Notes
                have been paid in full)                                     0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period.                             0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60      1,053,677.80
            days Delinquent

        (b) Number of Financed Student Loans that are 61 to 90        482,916.00
            days Delinquent

        (c) Number of Financed Student Loans that are 91 to 180       529,482.13
            days Delinquent

        (d) Number of Financed Student Loans that are more than        10,128.31
            181 days Delinquent

        (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                           10,875.00

(xix) Parity Percentage          Numerator   295,738,294.84
                                             --------------
      as of     06/30/97       Denominator   295,689,290.97              100.02%

(xx)  Excess of amounts deposited into the Collection
      Account with respect to the sale by the Trust of
      Serial Loans over the aggregate Purchase amount
      of such loans (such excess to be distributed to
      Student Holdings)                                                 2,665.11

(xxi) Amount of Additional Principal Payments, if any, made on
      such Distribution Date                                                0.00

The Money Store, Inc.

By:          /s/ Harry Puglisi
    --------------------------------------
               Harry Puglisi
                 Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

================================================================================
                            CLASSNOTES TRUST 1997-I
             Noteholder's Statement Pursuant to Section 5.7 (a) of
                        the Sale & Servicing Agreement
    CLASS A-3               Determination Date                   08/14/97
Cusip # 182743-AJ3          Distribution Date                    08/20/97
                            Record Date                          08/18/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

              CLASS A-3 NOTES                                               0.00
              Per $50,000 original principal amount
               of the Notes                                             0.000000

(ii) Amount of Interest being paid or distributed in respect of the Notes

              CLASS A-3 NOTES                                         417,472.22
              Per $50,000 original principal amount
               of the Notes                                           219.722222

(iii) (A) Amount of Noteholders' Auction Rate
          Interest Carryover being paid or distributed in respect of the Notes

              CLASS A-3 NOTES                                               0.00
              Per $50,000 original principal amount
               of the Notes                                             0.000000

      (B) Remaining Amount of Noteholders' Auction
          Rate Interest Carryover to be paid or distributed in respect of the Notes

              CLASS A-3 NOTES                                               0.00
              Per $50,000 original principal amount
               of the Notes                                             0.000000

(iv)  Pool Balance at end of preceding Collection Period          276,580,163.56

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

              CLASS A-3 NOTES                                      95,000,000.00

(vi)  Applicable Interest Rate:
            (a) In general:
                1. Auction Rate for the prior Interest Period:

                           CLASS A-3 NOTES
                              PERIOD 1                                 5.700000%
                              PERIOD 2                                 5.700000%
                              PERIOD 3                                 5.700000%
                            CURRENT RATE  (Based on Auction)           5.650000%

                  2. NET LOAN RATE
                                  MONTH 1                              6.742500%
                                  MONTH 2                              6.594000%
                                  MONTH 3                              6.700000%

             (b) Amount of Interest that would have been paid
                 on such Note Distribution Date if Interest was
                 calculated instead based on the Net Loan Rate        492,817.78

(vii)  (a) Service Fee for related Collection Period (Pro Rata)        33,312.00
           Per $50,000 original principal amount of the Notes          17.532632

       (b) Service Fee Carryover for related Collection Period
           1. Distributed                                                   0.00
           Per $50,000 original principal amount of the Notes           0.000000

           2. Remaining Balance                                             0.00
           Per $50,000 original principal amount of the Notes           0.000000

(viii) Amount of Fees for related Collection Period:

           1. Administration Fee (Pro Rata)                             1,187.50
           Per $50,000 original principal amount of the Notes           0.625000

           2. Auction Agent Fee (Pro Rata)                             21,422.29
           Per $50,000 original principal amount of the Notes          11.274890

           3. Indenture Trustee Fee (Pro Rata)                              0.00
           Per $50,000 original principal amount of the Notes           0.000000

           4. Eligible Lender Trustee Fee (Pro Rata)                      675.02
           Per $50,000 original principal amount of the Notes           0.355275

           5. Surety Provider Fee (Pro Rata)                            6,544.44
           Per $50,000 original principal amount of the Notes           3.444444

(ix)  Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
      Surety Bond                                                           0.00

(x)   Aggregate amount of Realized losses for the related Collection
      period                                                                0.00

(xi)  Aggregate amount received with respect to Financed Student
      Loans for which Realized Losses were allocated previously             0.00

(xii) (a) Amount of the distribution attributable to amounts
          in the Reserve Account                                            0.00

      (b) Amount of any other withdrawals from the Reserve
          Account for such Distribution Date                                0.00

       (c) Amount in the Reserve Account                                    0.00

(xiii) Amount of any draw required to be made under a Note Surety
       Bond (together with any other information required to make
       such draw)                                                           0.00

(xiv)   (a) Portion (if any) of the distribution attributable to
            amounts on deposit in the Pre-Funding Account                   0.00

        (b) Amount in the Pre-Funding Account                         407,247.57

(xv)    Aggregate amount (if any) paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during the
        preceding collection period                                         0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

             (a) CLASS A-1 NOTES                                            0.00
             (b) CLASS A-1 NOTES (Only if Class ___ Notes
                 have been paid in full)                                    0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period.                             0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to         1,249,872.23
            60 days Delinquent

        (b) Number of Financed Student Loans that are 61 to           380,996.68
            90 days Delinquent

        (c) Number of Financed Student Loans that are 91 to           570,103.71
            180 days Delinquent

        (d) Number of Financed Student Loans that are more             19,069.43
            than 181 days Delinquent

        (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                           19,489.21

(xix)   Parity Percentage         Numerator  293,968,722.54
                                             --------------
        as of 07/31/97          Denominator  293,849,493.47              100.04%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                              24,306.05

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                              0.00


The Money Store, Inc.


By:       /s/ Harry Puglisi
    -------------------------------------
              Harry Puglisi
                Treasurer